Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
Subsequent Events

Note 11. Subsequent Events

The Partnership has evaluated subsequent events for potential recognition and/or disclosure. Subsequent to December 31, 2013, there were contributions and redemptions totaling approximately $764,000 and $8,527,000, respectively.

Effective January 1, 2014, the Partnership pays the General Partner a monthly brokerage commission, as presented in the table below:

Brokerage commission*
Class A units	7.00%
Class B units	7.45%
Legacy 1 Class units	4.50%
Legacy 2 Class units	4.75%
Global 1 Class units	3.95%
Global 2 Class units	4.20%
Global 3 Class units	5.95%

*The fees are calculated and payable monthly on the basis of month-end adjusted net assets. “Adjusted net assets” is defined as the month-end net assets of the particular class before accruals for fees and expenses and redemptions.